UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2013

(Date of earliest event reported)

Geltology Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-174874	35-2379917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 801, Plaza B, Yonghe Building

No.28 AnDingMen East Street

Dongcheng District

Beijing, China

Postal Code: 100007

(Address of principal executive offices and zip code)

Phone: 86-10-64097316

Fax: 86-10-64097026

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of stockholders on June 28, 2013 (the “Annual Meeting”) of Geltology Inc. (the “Company”), the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation (the “Charter”), and on June 28, 2013 the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Charter (the “Charter Amendment”) pursuant to Section 242 of the Delaware General Corporation Law. Pursuant to the Charter Amendment, the Company’s Charter was amended, effective as of July 12, 2013, to effect a reverse stock split of the Company’s shares of common stock.

The foregoing description is qualified in its entirety by reference to the Second Charter Amendment, which is filed as Exhibit 3.2 to this Form 8-K and is hereby incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on six proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors. Details of the voting are provided below:

Proposal 1:

To elect three (3) members of the Company’s Board of Directors to serve until the 2014 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Xingping Hou
Shaokang Zeng	119,384,906	0	0
Yongjun Zeng

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To amend the Company’s Certificate of Incorporation to change the name of the Company to General Agriculture Corporation.	119,384,906	0	0	0

Proposal 3:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To amend the Company’s Certificate of Incorporation to effect a reverse stock split.

Proposal 4:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To ratify the appointment of Patrizio & Zhao, LLC as our independent auditors for the fiscal year ending September 31, 2013.	119,384,906	0	0	0

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Proposal 5:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To approve, by non-binding vote, executive compensation.	119,384,906	0	0	0

Proposal 6:

	One Year	Two Years	Three Years	Abstentions
To recommend, by non-binding vote, the frequency of executive compensation votes.	119,384,906	0	0	0

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment effective July 12, 2013 to Certificate of Incorporation of Geltology Inc.

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SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 1, 2013

By:	/s/ Xingping Hou
Name:	Xingping Hou
Title:	Chairman of the Board of Directors

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment effective July 12, 2013 to Certificate of Incorporation of Geltology Inc.

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